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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

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                 Current Report Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

                                 April 27, 2005
                Date of Report (Date of Earliest Event Reported)

                                   ZiLOG, Inc.
             (Exact name of Registrant as specified in its charter)

          Delaware                    001-13748                  13-3092996
(State or other Jurisdiction     (Commission File No.)         (IRS Employer
      of  Incorporation)                                    Identification No.)

                                 532 Race Street
                           San Jose, California 95126
          (Address of principal executive offices, including zip code)

                                 (408) 558-8500
              (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities
    Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange
    Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

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ITEM 2.02  RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On April 27, 2005, ZiLOG, Inc. (the "Registrant") held a publicly accessible conference call with analysts and investors to report its financial results for the quarter ended March 31, 2005. The transcript of the conference call is furnished as Exhibit 99.1 and is incorporated herein by reference.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

     (c) Exhibits.

         The following exhibit is furnished with this report on Form 8-K:

         99.1   Transcript of Earnings Conference Call dated April 27, 2005

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             ZiLOG, INC.

                                             By: /s/ Ramesh Ramchandani
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                                                 Ramesh Ramchandani
                                                 Executive Vice President of
                                                 Sales and Marketing

Date: [May 3], 2005